Exhibit 99.1

FF 91 2.0 Futurist Alliance Sets a New Lap Record in its Class at Buttonwillow Raceway Park

●	On September 7th, the FF 91 2.0 Futurist Alliance broke the fastest lap record in the SUV and Crossover categories as an All Ability aiHypercar at the world-renowned Buttonwillow Raceway Park, located north of Los Angeles, CA.

●	The FF 91 2.0 Futurist Alliance also recently set a remarkable new record in its class at Willow Springs on June 6th, achieving the fastest lap time of 1 minute and 35 seconds among ultimate luxury production EVs weighing over 6,000 pounds.

●	The Company launched the FF All-Hyper Global Racetrack Conqueror Plan during the “Developer Co-Creation Festival” at Pebble Beach last month.

●	The Company will hold a customized FF 91 2.0 Futurist Alliance “Delivery Co-Creation Day” for each spire user and FF Developer Co-Creation Officer that takes possession of the FF 91 2.0 Futurist Alliance during the month of September.

Los Angeles, CA (Sept. 8, 2023) -- Faraday Future Intelligent Electric Inc. (NASDAQ: FFIE) (“Faraday Future”, “FF” or “Company”), a California-based global shared intelligent electric mobility ecosystem company, today announced that on September 7th, the FF 91 2.0 Futurist Alliance broke the fastest lap record in the SUV and Crossover categories as an All Ability aiHypercar at the Buttonwillow Raceway, located in Buttonwillow, CA. The FF 91 2.0 Futurist Alliance completed a single lap test (on Circuit #13) in 1 minute 57.55 seconds, which is more than a second faster than the previous fastest SUV record . After a new record was recorded on June 6th at the “FF Developer Co-creation Track Day” at Willow Springs Speedway, FF improved the product power of the FF 91 2.0 Futurist Alliance with FF Developer Co-Creation Officers resulting in the record set yesterday on the Buttonwillow racetrack.

A video of the Buttonwillow lap can be seen here: https://youtu.be/94XVEhkAGDA

“This newest track record at Buttonwillow reinforces FF’s determination to conquer some of the world’s most famous racetracks,” said YT Jia, Founder and Chief Product and User Ecosystem Officer of FF. “We have officially kicked-off the FF All-Hyper Global Racetrack Conqueror Plan. The Company believes that the racing elites the Company hopes to recruit will help FF promote the iterations and upgrades of the “FF aiHyper 6X4 Architecture 2.0” and “All-Ability aiHyperCar” and contribute to the continuous advancements of all of the performance capabilities of the FF 91.”

The Company recently launched the FF All-Hyper Global Racetrack Conqueror Plan during the “Developer Co-Creation Festival” at Pebble Beach last month. The FF All Hyper Global Racetrack Conqueror Plan is a race tailored for the production version of “All-Ability aiHypercars”. The Company has invited Le Mans champion Justin Bell and five-time Le Mans 24 hours race champion Derek Bell to become FF Developer Co-Creation Officers and lend their expertise to help the Company with this plan. The Company intends to continue to invite additional racing elites to join this initiative.

The Company is currently planning a number of FF 91 Futurist Alliance “Delivery Co-Creation Day” events for its newest users. This delivery program entails hosting a series of customized delivery events for each of these FF Developer Co-Creation Officers.

As previously announced, one of the Company’s first Developer Co-Creation officers, Jason Oppenheim, will receive his FF 91 2.0 Futurist Alliance and engage in a discussion next week about the trends found in luxury homes, and top-tier electric vehicles. He will also highlight the “Magic All-In-One” and other FF 91 2.0 Futurist Alliance key features.

The Company plans to hold other customized Delivery Co-Creation events for FF 91 2.0 Futurist Alliance owners throughout the remainder of this year. In addition, as previously announced, the Company will hold a “FF Developers Co-Creation AI Festival” on September 19th.

This series of “Delivery Co-Creation Day” events marks the Company’s formal entry into the regular operation phase for sales, delivery, service, and user operations. Importantly, the Company is now positioned to pursue additional funding opportunities to enable the ramp of its production capacity to support the delivery of more vehicles.

Users can preorder an FF 91 vehicle via the FF Intelligent App or through our website

(English):  https://www.ff.com/us/preorder/

or (Chinese):  https://www.ff.com/cn/preorder/

Download the new FF Intelligent App: http://appdownload.ff.com

ABOUT FARADAY FUTURE

FF is the pioneer of the Ultimate Intelligent TechLuxury ultra spire market in the intelligent EV era, and a disruptor of the traditional ultra-luxury car industry. FF is not just an EV company, but also a software-driven company of intelligent internet AI product.

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FORWARD LOOKING STATEMENTS

This press release includes “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements, which include statements regarding the Company’s expectations regarding the “Co-Creation Delivery Day” program, involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include, among others: the Company’s ability to continue as a going concern and improve its liquidity and financial position; the Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs; the Company’s estimates of the size of the markets for its vehicles and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company’s vehicles; the success of other competing manufacturers; the performance and security of the Company’s vehicles; potential litigation involving the Company; the Company’s ability to satisfy the conditions precedent and close on the various financings described elsewhere by the Company; the result of future financing efforts, the failure of any of which could result in the Company seeking protection under the Bankruptcy Code; general economic and market conditions impacting demand for the Company’s products; potential cost, headcount and salary reduction actions may not be sufficient or may not achieve their expected results; and the ability of the Company to attract and retain employees, any adverse developments in existing legal proceedings or the initiation of new legal proceedings, and volatility of the Company’s stock price. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Form 10-K/A filed with the Securities and Exchange Commission (“SEC”) on August 21, 2023, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investors (English): ir@faradayfuture.com

Investors (Chinese): cn-ir@faradayfuture.com

Media: john.schilling@ff.com